                                                                  EXHIBIT (n)(3)


                               AMENDED SCHEDULE A

                                     TO THE

                   MULTIPLE CLASS PLAN PURSUANT TO RULE 18f-3

                                       FOR

                                ING EQUITY TRUST


                                           CLASSES OF SHARES
                                      ---------------------------
                                       A     B     C     I     Q
                                      ---   ---   ---   ---   ---
ING Convertible Fund                   X     X     X    N/A    X
ING Disciplined LargeCap Fund          X     X     X     X     X
ING Equity and Bond Fund               X     X     X    N/A    X
ING Financial Services Fund            X     X    N/A   N/A   N/A
ING Growth Opportunities Fund          X     X     X     X     X
ING LargeCap Growth Fund               X     X     X     X     X
ING MidCap Value Fund                  X     X     X    N/A    X
ING MidCap Opportunities Fund          X     X     X     X     X
ING Principal Protection Fund          X     X     X    N/A    X
ING Principal Protection Fund II       X     X     X    N/A    X
ING Principal Protection Fund III      X     X     X    N/A    X
ING Principal Protection Fund IV       X     X     X    N/A    X
ING Principal Protection Fund V        X     X     X    N/A    X
ING Principal Protection Fund VI       X     X     X    N/A    X
ING Principal Protection Fund VII      X     X     X    N/A    X
ING Principal Protection Fund VIII     X     X     X    N/A    X
ING Principal Protection Fund IX       X     X     X    N/A    X
ING Real Estate Fund                   X     X     X     X     X
ING SmallCap Opportunities Fund        X     X     X     X     X
ING SmallCap Value Fund                X     X     X     X     X
ING Tax Efficient Equity Fund          X     X     X    N/A   N/A

                               AMENDED SCHEDULE B

                                     TO THE

                   MULTIPLE CLASS PLAN PURSUANT TO RULE 18f-3

                                       FOR

                                ING EQUITY TRUST

                       12b-1 DISTRIBUTION AND SERVICE FEES
                           PAID EACH YEAR BY THE FUNDS
                         (AS a % OF AVERAGE NET ASSETS)


                                           A        B        C        I        Q        T
                                         ------   ------   ------   -----    ------   -----
ING Convertible Fund                      0.35     1.00     1.00     N/A      0.25     N/A
ING Equity and Bond Fund                  0.35     1.00     1.00     N/A      0.25    0.75
ING Financial Services Fund               0.25     1.00      N/A     N/A       N/A     N/A
ING Growth Opportunities Fund             0.30     1.00     1.00     N/A      0.25    0.95
ING LargeCap Growth Fund                  0.35     1.00     1.00     N/A      0.25     N/A
ING MidCap Opportunities Fund             0.30     1.00     1.00     N/A      0.25     N/A
ING MidCap Value Fund                     0.30     1.00     1.00     N/A      0.25     N/A
ING Principal Protection Fund             0.25     1.00     1.00     N/A      0.25     N/A
ING Principal Protection Fund II          0.25     1.00     1.00     N/A      0.25     N/A
ING Principal Protection Fund III         0.25     1.00     1.00     N/A      0.25     N/A
ING Principal Protection Fund IV          0.25     1.00     1.00     N/A      0.25     N/A
ING Principal Protection Fund V           0.25     1.00     1.00     N/A      0.25     N/A
ING Principal Protection Fund VI          0.25     1.00     1.00     N/A      0.25     N/A
ING Principal Protection Fund VII         0.25     1.00     1.00     N/A      0.25     N/A
ING Principal Protection Fund VIII        0.25     1.00     1.00     N/A      0.25     N/A
ING Principal Protection Fund IX          0.25     1.00     1.00     N/A      0.25     N/A
ING Real Estate Fund                      0.25     1.00     1.00     N/A      0.25     N/A
ING Research Enhanced Index Fund          0.30     1.00     1.00     N/A      0.25     N/A
ING SmallCap Opportunities Fund           0.30     1.00     1.00     N/A      0.25    0.95
ING SmallCap Value Fund                   0.25     1.00     1.00     N/A      0.25     N/A
ING Tax Efficient Equity Fund             0.35     1.00     1.00     N/A       N/A     N/A